a series of Northern Lights Fund Trust

Class	C:	PWRCX

Supplement dated April 2, 2015 to the Statement of Additional Information

dated November 17, 2014

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Effective as of the date of this Supplement, the Fund has revised its redemption fee policy as follows:

Waivers of Redemption Fees: The Fund will not impose the redemption fee for:

  Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
  Redemptions and exchanges of Fund shares owned through certain participant-directed retirement plans where redemption and exchange privileges are dictated by the plan and agreed to by the Fund;
  Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
  Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund’s systematic withdrawal plan;
  Involuntary redemptions; such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
  Other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund’s or the Adviser’s Chief Compliance Officer.

If you have any questions about whether your transaction will be subject to the redemption fee, please call the Fund at 1-877-7-PWRINC.

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This Supplement and the existing Statement of Additional Information dated November 17, 2014, as supplemented on January 2, 2015, provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-855-296-8992.